                                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 29, 2001 included in Emmis Communications Corporation’s Form 10-K for the
year ended February 28, 2001 and to all references to our Firm included in this registration statement.

                                                                        ARTHUR ANDERSEN LLP

Indianapolis, Indiana
October 19, 2001